                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          February 10, 1998
                                                            -----------------

                                 FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



           Delaware                  33-99362                  76-0039224
         ------------           -----------------             ------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation or                                Identification Number)
       organization)


 201 North Walnut Street, Wilmington, Delaware                     19801
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 (Address of principal executive offices)                        (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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             (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.   Other Events

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of January 1 through January 31, 1998 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                   Original Principal     Original Principal         Pooling and
                         Amount                 Amount           Servicing Supplement   Interest    Interest  Principal
    Series              (Class A)              (Class B)                 Date             Type       Payment   Payment
--------------------------------------------------------------  -------------------------------------------------------
1993-1                 500,000,000                     --       May 1, 1993             Floating      yes        yes
1993-3                 750,000,000                     --       October 1, 1993         Floating      yes        no
1994-4                 726,450,000             56,550,000       June 1, 1994            Floating      yes        no
1994-6                 750,000,000             58,380,000       July 30, 1994           Floating      yes        no
1994-7                 750,000,000             58,735,000       November 8, 1994        Floating      yes        no
1994-8                 500,000,000             39,157,000       November 8, 1994        Floating       *         no
1995-1               1,000,000,000             39,157,000       March 1, 1995           Floating      yes        no
1995-2                 660,000,000             78,300,000       March 1, 1995           Floating      yes        no
1995-3                 830,000,000             51,700,000       May 16, 1995            Floating      yes        no
1995-4                 750,000,000             65,000,000       September 14, 1995      Floating      yes        no
1995-5                 500,000,000             67,770,000       September 14, 1995      Floating      yes        no
1995-6               1,245,000,000             45,180,000       December 7, 1995        Floating      yes        no
1996-1                 750,000,000            112,500,000       March 6, 1996           Floating      yes        no
1996-2                 600,000,000             67,770,000       June 4, 1996            Floating      yes        no
1996-4                 500,000,000             54,300,000       August 6, 1996          Floating      yes        no
1996-6                 862,650,000             45,180,000       November 13, 1996       Floating      yes        no
1996-8                 400,000,000             78,000,000       December 11, 1996       Floating      yes        no
1997-1                 750,000,000             36,200,000       February 4, 1997        Floating      yes        no
1997-2                 500,000,000             67,770,000       May 8, 1997             Floating      yes        no
1997-3                 500,000,000             45,180,000       June 10, 1997           Floating      yes        no
1997-4                 500,000,000             45,180,000       June 10, 1997           Floating      yes        no
1997-5                 650,000,000             58,735,000       August 7, 1997          Floating      yes        no
1997-6               1,300,000,000            114,470,000       September 9, 1997        Fixed        yes        no
1997-7                 500,000,000             45,180,000       September 9, 1997       Floating      yes        no
1997-8                 780,000,000             70,482,000       September 23, 1997      Floating      yes        no
1997-9                 500,000,000             45,180,000       October 9, 1997         Floating      yes        no
1997-10                700,000,000             63,253,000       December 23, 1997       Floating      yes        no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates


     The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, and 1997-10 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24,
99.25, 99.26 and 99.27 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-10 Certificates.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK
                                        As Servicer



                                        By: /s/ Tracie H. Klein
                                            ------------------------------
                                                Tracie H. Klein
                                                Vice President


Date:  February 18, 1998
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